EXHIBIT 23.1 - CONSENT


CONSENT OF INDEPENDENT AUDITORS'

We hereby consent to the incorporation by reference in the Registration Statement No. 333-31536 of Monarch Services, Inc. on Form S-8 of our report dated July 11, 2003, appearing in the Annual Report on Form 10-KSB of Monarch Services, Inc. for the year ended April 30, 2003.


                                         /s/  Stegman & Company


July 29, 2003